SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14 (c)
             of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

|_| Preliminary Information Statement   |_| Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14c-5 (d)(2))

|X| Definitive Information Statement

                    CARGO CONNECTION LOGISTICS HOLDING, INC.
                  (Name of Registrant As Specified In Charter)
                  --------------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No:

      3)    Filing Party:

      4)    Date Filed:


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                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
         YOU BY THE BOARD OF DIRECTORS OF THE COMPANY WE ARE NOT ASKING
                           YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

                    CARGO CONNECTION LOGISTICS HOLDING, INC.
                               600 Bayview Avenue
                             Inwood, New York 11096

                              INFORMATION STATEMENT
                                  (Definitive)
                                 January 5, 2006

                               GENERAL INFORMATION

      This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of Cargo Connection Logistics Holding, Inc., a Florida Corporation (the "Company"), to notify such Stockholders that on or about December 19, 2005, the Company received written consent in lieu of a meeting of Stockholders from shareholders holding 552,500 Series IV Preferred Shares which represent 4,638,655,460 voting share of common stock. Jesse Dobrinsky has a proxy from Triple Crown Consulting, Inc. which is the holder of 552,500 Series IV Preferred shares outstanding. As the holder of the Series IV Preferred Stock, Triple Crown has the right to vote twenty times the number of shares of common stock that the Series IV Preferred Stock is convertible into on all matters submitted to the shareholders.

      The conversion price per share is equal to the lesser of (i) the average of the lowest of three trading day prices during the five trading days immediately prior to the conversion date multiplied by .70, or (ii) the average of the three lowest trading day prices during the five trading days immediately prior to the funding date. Therefore the 552,500 shares of Series IV Preferred shares are convertible at 70% of the current market value of $0.0034 as of December 19, 2005 or $0.00238. Therefore, the number of shares that these Preferred Shares are convertible into is 231,932,773 shares and Jesse Dobrinsky as proxy from Triple Crown has the right to vote twenty times this number of shares pursuant to the rights designated to the Series IV Preferred Shares and has voted such amount in favor of approving the Amended Articles of Incorporation of the Company (the "Amendment"). Accordingly the maximum number of shares of stock that the Company shall be authorized to have outstanding at any time shall be increased to five billion (5,000,000,000) shares of common stock at par value of $0.001, with no preemptive rights.

      On December 19, 2005, the Board of Directors of the Company approved the Amendment, subject to Stockholder approval. As set forth above, Jesse Dobrinsky, acting with voting power as majority shareholder has approved the Amendment by written consent in lieu of a meeting on December 19, 2005 in accordance with the Florida Business Corporation Act ("FBCA"). Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.


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

      The Amendment to the Company's Articles of Incorporation will amend the number of authorized shares of Common Stock from 750,000,000 to 5,000,000,000 shares. The form of Amendment to the Articles of Incorporation that was filed with the Florida Secretary of State is attached hereto as Exhibit A.

      The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on January 3, 2005, as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

      You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Amendment will not be filed with the Secretary of State of the State of Delaware or become effective until at least 20 calendar days after the mailing of this Information Statement.

      This Information Statement is being mailed on or about January 6, 2006 to all Stockholders of record as of the Record Date.

                             ADDITIONAL INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

      The following documents as filed with the Commission by the Company are incorporated herein by reference:

      1. Quarterly Report on Form 10-QSB for the periods ended September 30, 2005, June 30, 2005 and March 31, 2005; and

      2.    Annual Report on Form 10-KSB for the year ended December 31, 2004.


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

                          OUTSTANDING VOTING SECURITIES

      As of the date of the Consent by the Majority Stockholders, December 19, 2005, the Company had 573,852,975 shares of Common Stock issued and outstanding, and there were no shares of Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval. On December 19, 2005, Jesse Dobrinsky, acting with voting power as majority shareholder has executed and delivered to the Company a written consent approving the Amendment. Since the Amendment has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

      The FBCA provides in substance that unless the Company's articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following information table sets forth certain information regarding the Company's common stock owned on December 21, 2005 by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock,
(ii) each director and officer, and (iii) all officers and directors as a group:

Names and Address
of Directors, Officers and         Shares Owned
5% Stockholders (1)                    Number                  Percent
--------------------------         ------------                -------
Jesse Dobrinsky */ **                71,879,738                   12.5%
600 Bayview Avenue
Inwood, New York 11096

John L. Udell**                      71,879,738                   12.5%
600 Bayview Avenue
Inwood, New York 11096

Scott Goodman**                      71,879,738                   12.5%
600 Bayview Avenue
Inwood, New York 11096

Jay Finklestein**                    23,959,913                    4.2%
600 Bayview Avenue
Inwood, New York 11096

All officers and directors          239,599,127                   41.7%

----------
* Jesse Dobrinsky has a proxy from Triple Crown Consulting, Inc. which is the holder of 552,500 Series IV Preferred shares outstanding. As such he has the right to vote twenty times the number of shares of common stock that the Series IV Preferred Stock is convertible at such time as a vote is taken.
** On May 12, 2005, pursuant to the Stock Purchase Agreement and Share Exchange between the Company, Cargo Connection Logistics Corp. and Mid-Coast Management, Inc., these shareholders have an agreement in place that they will be issued shares at the end of twelve months from the date of the Agreement so that these shareholders will own a total of eighty (80%) of the outstanding shares of the Company at such time. Therefore, on May 12, 2006, these individuals will be issued shares equal to eighty (80%) percent of the outstanding shares of the Company at such time.


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

                         DISSENTER'S RIGHTS OF APPRAISAL

      The Stockholders have no right under the FBCA, the Company's articles of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted in the Amendments.


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

                     AMENDMENT TO THE COMPANY'S ARTICLES OF
               INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF
                             SHARES OF COMMON STOCK.

      The Company's Articles of Incorporation, as amended (the "Articles of Incorporation") authorizes the maximum number of shares outstanding at any time shall be five billion (5,000,000,000) shares of Common Stock with no preemptive rights, $0.001 par value. On December 19, 2005, the Board of Directors approved an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 750,000,000 to 5,000,000,000. On December 19, 2005, the holder of the proxy for a majority of the outstanding shares of Common Stock approved the amendment by written consent.

      The general purpose and effect of the amendment to the Company's Articles of Incorporation is to authorize 4,250,000,000 additional shares of Common Stock. The Board of Directors believes that it is prudent to have the new class of Common Stock available for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. Specifically, the increase in authorized shares is necessary based upon the recent financing completed by the Company. When the Board of Directors deem it to be in the best interests of the Company and the Stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

      The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

                          EFFECTIVE DATE OF AMENDMENTS

      Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Amendment to the Certificate of Incorporation with the Delaware Secretary of State or the effective date of such filing, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 26, 2006.


By Order of the Board of Directors

/s/ Jesse Dobrinsky
-----------------------------------
Jesse Dobrinsky
President, Chief Financial Officer
& Director

                                    Exhibit A

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                    CARGO CONNECTION LOGISTICS HOLDING, INC.

Pursuant to the provision of Section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to the articles of incorporation:

FIRST: Amendment adopted (indicate articles number being amended, added or deleted)

      PARAGRAPH 1 OF ARTICLE IV, CAPITAL STOCK IS AMENDED TO READ AS FOLLOWS:

            The Corporation is authorized to issue up to 5,002,000,000 shares of capital stock of which 5,000,000,000 shall be designated as "Common Stock", each shares of which shall have the par value of $0.001 and 2,000,000 which shall be designated as "Preferred Stock", each of which shall have the par value of $1.00, except for 8,500 which shall have par value of $.001.

SECOND: If an amendment provides for an exchange, reclassification or cancellation of issued shares, provision for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD: The date of each amendment's adoption: December 19, 2005

FOURTH: Adoption of Amendment:

      |_| The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

      |_| The amendment(s) was/were approved by the shareholders through voting groups. The following statements must be separately provided for each voting group entitled to vote separately on the amendment(s):

                  "The number of votes case for the amendment(s) was/were sufficient for approval by __________________________."
                                                           Voting group

      |_| The amendment(s) was/were adopted by the Board of Directors without shareholders action and shareholder action was not required.

      |_| The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.


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

Signed this 19th day of December, 2005

Signature: /s/ Jesse Dobrinsky
           ------------------------
           JESSE DOBRINSKY

      (By the Chairman or Vice Chairman of the Board of Directors, President or other officer if adopted by the shareholders)

                                       OR

      (By a director if adopted by the directors

                                       OR

      (By an incorporator of adopted by the incorporators

           JESSE DOBRINSKY
           ------------------------
           Typed or printed name

           PRESIDENT
           ------------------------
           Title


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